                                                                   EXHIBIT 10.36

                                         PURCHASE ORDER
      (GTECH CORPORATION Logo)
                                                                                   PO number/date
      55 TECHNOLOGY WAY, WEST GREENWICH, RHODE ISLAND 02417                        4500018147   12/04/1996
                       TELEPHONE (401)292-1000 / FAX 292-4900
                                                    Mail invoices to:
                                                    ACCOUNTS PAYABLE               Vendor Code    Taxable    Inspection
                                                    55 Technology Way              []227          NO         NO
                                                    West Greenwich, RI 02817
      To:                                                                          Confirming to  Confirm to
      INTERNATIONAL LOTTERY, INC.                   Please deliver to:             Yes ___        JERRY CAIN
      6665 CREEK ROAD                               GTECH Corporation-New Jersey
      CINCINNATI, OH 45242                          1333 Brunswick Avenue           Terms
                                                    Trenton, NJ 08638               Terms pay: NET 30 Cur.  USD


                                                    GTECH Corporation
                                                    1372 Main Street                Incatermx        Ship Via
                                                    Coventry, RI 02816              FOB ORIGIN       COMMON CARRIER TRUCK
      VENDOR Contact
      JERRY CAIN                                    See remarks below
      Phone 513-792-7000

                                                                                    Contact Person/Telephone
                                                                                    Barry Tedder/401-392-1526

---------------------------------------------------------------------------------------------------------------------------------
ITEM MATERIAL     REV     DESCRIPTION        QTY. ORDERED ROM     OPEN QTY   DATE SCHED.   DEPT/ACCT     UNIT PRICE  NET VALUE
---------------------------------------------------------------------------------------------------------------------------------

10                        TTS 8000            200,000     PC        200,000   12/04/96      9465.12500101 5,850.00/1 1,170,000.00

                                                                                      ===========================================
                                                                                      Total net value excl. tax USD  1,170,000.00
                                                                                      ===========================================








---------------------------------------------------------------------------------------------------------------------------------
                                                            CONDITIONS
    1.  REFERENCE OUR PURCHASE ORDER NUMBER ON ALL INVOICES, SHIPPING PAPERS, PACKING SLIPS AND   By: /s/     12/4/96
        CORRESPONDENCE.                                                                               ---------------------------
    2.  ACCEPTANCE IS CONDITIONAL ON THE TERMS STATED ON THE FACE AND REVERSE SIDE OF THIS ORDER. By: /s/     12/4/96
        NO ADDITIONAL TERMS OR CHANGES MAY MODIFY THIS ORDER UNLESS THE BUYER ASSENTS TO SUCH         ---------------------------
        CHANGES IN WRITING.
    3.  PLEASE DO NOT OVERSHIP OR SHIP AHEAD OF SCHEDULE.                                                  By:
                                                                                                      ---------------------------
    4.  THIS ORDER WILL BE ACCEPTED BY VENDOR'S SIGNATURE.  PLEASE FAX BACK TO GTECH
        AT (401) 392-4931.                                                 Vendor Acknowledgment:
                                                                                                      ---------------------------
